                               EXHIBIT (8)(m)(1)

                            FORM OF AMENDMENT NO. 2
                      TO ALLIANCE PARTICIPATION AGREEMENT

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                                AMENDMENT NO. 2
                                      TO
                            PARTICIPATION AGREEMENT

     Amendment No. 2 to the Participation Agreement (the "Agreement"), dated as of May 1, 2000, between TRANSAMERICA LIFE INSURANCE COMPANY ("Insurer"), formerly known as PFL LIFE INSURANCE COMPANY; AFSG SECURITIES CORPORATION ("Contracts Distributor"); ALLIANCE CAPITAL MANAGEMENT L.P. ("Adviser"); and ALLIANCE FUND DISTRIBUTORS, INC. ("Distributor").

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                              AMENDED SCHEDULE A

                  SEPARATE ACCOUNTS, CONTRACTS AND PORTFOLIOS

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      Name of Separate Account
     and Date Established by the            SEC File Numbers of the Contracts
         Board of Directors                             Funded                               Portfolios
----------------------------------------------------------------------------------------------------------------------
         Separate Account VA A                 33 Act File No. 333-26209             .   Growth Portfolio
           February 17, 1997                   40 Act File No. 811-09172             .   Premier Growth Portfolio
                                             (The Atlas Portfolio Builder            .   Technology Portfolio
                                                   Variable Annuity)
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  Retirement Builder Variable Annuity          33 Act File No. 333-07509             .   Premier Growth Portfolio
                Account                        40 Act File No. 811-07689             .   Technology Portfolio
            March 29, 1996               (Portfolio Select Variable AnnuitySM)

----------------------------------------------------------------------------------------------------------------------
         Separate Account VA B                 33 Act File No. 033-33085             .   Alliance Growth & Income
           January 19, 1990                    40 Act File No. 811-06032                 Portfolio
                                            (Transamerica Landmark Variable          .   Alliance Premier Growth
                                         Annuity and Transamerica Landmark ML            Portfolio
                                                   Variable Annuity)

                                               33 Act File No. 033-56908
                                               40 Act File No. 811-06032
                                            (Transamerica Freedom Variable
                                                       Annuity)
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
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
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
         Separate Account VA C                 33 Act File No. 333-83957              .  Alliance Growth & Income
           February 20, 1997                   40 Act File No. 811-09503                 Portfolio
                                         (Transamerica EXTRA Variable Annuity)        .  Alliance Premier Growth
                                                                                         Portfolio
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         Separate Account VA D                 33 Act File No. 333-94489              .  Alliance Growth & Income
           February 20, 1997                   40 Act File No. 811-09777                 Portfolio
                                             (Transamerica Access Variable            .  Alliance Premier Growth
                                                       Annuity)                          Portfolio

----------------------------------------------------------------------------------------------------------------------

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

         Effective Date:  May 1, 2001


TRANSAMERICA LIFE INSURANCE                 ALLIANCE CAPITAL MANAGEMENT L.P.
COMPANY                                     By: Alliance Capital Management
(Formerly PFL Life Insurance Company)           Corporation,
                                                its General Partner

By:_____________________________            By:________________________________

Name:___________________________            Name:______________________________

Title:__________________________            Title:_____________________________


AFSG SECURITIES CORPORATION                 ALLIANCE FUND DISTRIBUTORS, INC.

By:_____________________________            By:________________________________

Name:___________________________            Name:______________________________

Title:__________________________            Title:_____________________________

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